Exhibit 10.173

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") made as of this 30th day of June, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI") and CAMBRIDGE HOUSE ASSOCIATES GENERAL PARTNERSHIP, a New York general partnership ("Chancellor").

                               W I T N E S S E T H

      WHEREAS, Chancellor is the owner and operator of a certain senior housing facility (the "Facility") located in Ossining, New York; and

      WHEREAS, CMI and Chancellor are parties to a certain Amended and Restated Management Agreement dated as of January 1, 1999 with respect to the Facility (as the same may have been amended to date, the "Management Agreement"), pursuant to which CMI provides certain management services to Chancellor with respect to the Facility; and

      WHEREAS, pursuant to the terms of the Management Agreement, CMI (or its affiliate) has the option to lease the Facility (the "Lease Option");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Concurrent with the execution and delivery of this Agreement, and in connection with CMI's Lease Option, CMI has paid to Chancellor the sum of $5,600,000, as a lease commitment fee (the "Lease Commitment Fee"), representing payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Option.

      2. Chancellor hereby acknowledges receipt of the Lease Commitment Fee, and agrees that the Lease Commitment Fee represents payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Option.

      3. In consideration of the payment of the Lease Commitment Fee, (a) the lease entered into pursuant to the Lease Option shall be triple net, with base rent equal to the debt service in effect as of the date hereof, with CMI being entitled to retain all revenue from the Facility during the term of the lease, (b) any refinance or modification of such debt service which would impact such base rent, or any other financial commitment by Chancellor with respect to the Facility which would have a financial impact on CMI, shall be subject to the prior approval of CMI, and (c) the lease shall otherwise be substantially in the form attached hereto as Exhibit A.

      4. Chancellor hereby acknowledges that CMI is in possession of the Facility.

      5. Chancellor and CMI each hereby covenant and agree to take such further actions as the other deems reasonably necessary to enable the parties to receive the respective benefits contemplated by this Agreement.

      6. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and Chancellor.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CAMBRIDGE HOUSE ASSOCIATES GENERAL
                                    PARTNERSHIP

                                    By: CHANCELLOR OF OSSINING, INC.,
                                        general partner


                                        By: /s/ Abraham D. Gosman
                                            ------------------------------------
                                            Name:
                                            Title:
                                            hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                        ----------------------------------------
                                        Name: David B. Currie
                                        Title: Senior Vice President
                                        hereunto duly authorized